UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                 August 2, 2005
                               ------------------

                                   Valhi, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

     Delaware                      1-5467                          87-0110150
-------------------          ------------------                -----------------
 (State or other                (Commission                      (IRS Employer
 jurisdiction of                File Number)                     Identification
  incorporation)                                                       No.)

  5430 LBJ Freeway, Suite 1700, Dallas, Texas                     75240-2697
----------------------------------------------                   ------------
  (Address of principal executive offices)                        (Zip Code)

               Registrant's telephone number, including area code
                                 (972) 233-1700
                                 --------------

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]   Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[   ]   Soliciting material pursuant to  Rule  14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b)  under the
        Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under  the
        Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.
Item 1.02     Termination of a Material Definitive Agreement.

     The information disclosed by Titanium Metals Corporation, a Delaware corporation and a subsidiary of the registrant ("TIMET"), under Item 1.01 and
Item 1.02 of the Current Report on Form 8-K that TIMET filed with the U.S. Securities and Exchange Commission on August 3, 2005 (File No. 0-28538) is hereby incorporated herein by reference.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Valhi, Inc.
                                    (Registrant)




                                    By:    /s/ Gregory M. Swalwell
                                           ----------------------------
                                           Gregory M. Swalwell, Vice President
                                           and Controller

Date:  August 4, 2005